SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2002

INSILICON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29513	77-0526155
(Commission File No.)	(IRS Employer Identification No.)

411 East Plumeria Drive
San Jose, California 95134
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 894-1900

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Item 5.    Other Events

On February 5, 2002, inSilicon Corporation, a Delaware corporation (the “Company”), announced the appointment of Barry A. Hoberman to interim Chief Executive Officer. Mr. Hoberman will succeed Wayne C. Cantwell, who will be leaving the Company to pursue other opportunities. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7.    Exhibits

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release titled “inSilicon Corporation Appoints Barry A. Hoberman Interim CEO” dated February 5, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSILICON CORPORATION

By:	/s/ BRYAN J. LEBLANC
Bryan J. LeBlanc Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: February 7, 2002

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